UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 23, 2006




                              PIER 1 IMPORTS, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    1-7832               75-1729843
-------------------------------  ------------------  ---------------------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)       Identification Number)




                    100 Pier 1 Place, Fort Worth, Texas 76102
         ---------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  817-252-8000
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-.13e-4(c))

Item 8.01  Other Events

         In a press release issued on March 23, 2006, Pier 1 Imports, Inc. announced that its Board of Directors declared a quarterly cash dividend of $0.10 per share on the Company's outstanding shares of Common Stock. In addition, the Company announced that April 24, 2006, is the record date for its Annual Shareholders' Meeting to be held June 22, 2006. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

             Exhibit No.       Description

             99.1 Press release dated March 23, 2006 issued by Pier 1 Imports, Inc.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIER 1 IMPORTS, INC.


Date:   March 23, 2006           By:   /s/ Michael A. Carter
      ------------------               ---------------------
                                       Michael A. Carter, Senior Vice President
                                       and General Counsel, Secretary

                                  EXHIBIT INDEX
                                  -------------



     Exhibit No.       Description


     99.1 Press release dated March 23, 2006 announcing that its Board of Directors declared a quarterly cash dividend. In addition, the Company announced that April 24, 2006, is the record date for its Annual Shareholders' Meeting to be held June 22, 2006.